                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): November 12, 2002
                               (November 8, 2002)


                           NATIONAL STEEL CORPORATION

             (Exact name of registrant as specified in its charter)


                                    Delaware

                 (State or other jurisdiction of incorporation)


         1-983                                            25-0687210
(Commission File Number)                       (IRS Employer Identification No.)


               4100 Edison Lakes Parkway, Mishawaka, IN 46545-3440 (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code:       574-273-7000

ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE

National Steel Corporation issued a press release on November 8, 2002 announcing a net profit for the third quarter 2002. A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 Press release dated November 8, 2002.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 NATIONAL STEEL CORPORATION

Date:  November 12, 2002                         By:  /s/ Kirk A. Sobecki
                                                    ---------------------------
                                                    Kirk A. Sobecki
                                                    Senior Vice President and
                                                    Chief Financial Officer